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                                                                  EXHIBIT 10.135




                                PLEDGE AGREEMENT
                                ----------------
                                     (RESI)

         This PLEDGE AGREEMENT (this "Agreement") is dated as of March 19,
1999 and entered into by and between RAMSAY EDUCATIONAL SERVICES, INC., a Delaware corporation ("Pledgor") and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as agent for and representative of (in such capacity herein called "Secured Party") the financial institutions ("Lenders") party to the Loan and Security Agreement referred to below.

                             PRELIMINARY STATEMENTS

         A. Secured Party, Lenders, Borrowers and Pledgor have entered into that certain Loan and Security Agreement dated as of October 30, 1998, as amended by that certain First Amendment to Loan and Security Agreement dated March ___, 1999 (the "First Amendment") (said Loan and Security Agreement, as it has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Loan and Security Agreement"; capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan and Security Agreement being used herein as therein defined), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Loan and Security Agreement, to extend certain credit facilities to Borrowers.

         B. It is a condition precedent to the First Amendment and extensions of credit by Lenders under the terms of the Loan and Security Agreement that Pledgor shall have secured its obligations under the Loan and Security Agreement pursuant to this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Loan and Security Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

         SECTION 1. Pledge of Security. Pledgor hereby assigns and pledges to Secured Party for the benefit of the Lenders, and hereby grants to Secured Party for the benefit of Lenders, a security interest in all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

                  (a) the shares of stock described on Schedule I annexed hereto (the "Pledged Shares") and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments








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         and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; and

                  (c) to the extent not covered by clauses (a) through (b) above, all general intangibles (including causes of action) relating to, and all proceeds of, any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

         SECTION 2. Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of the Obligations, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement and any other Loan Documents to which Pledgor is a party (all such obligations being hereinafter referred to collectively as the "Secured Obligations").

         SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank substantially in the form of Schedule III annexed hereto, all in form and substance satisfactory to Secured Party. Secured Party shall have the right, at any time after the occurrence and during the continuance of an Event of Default in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

                  (a) Due Authorization. etc. of Pledged Shares. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding options, subscriptions, warrants or agreements by which any Company is bound calling for the issuance of shares of any class of its capital stock or for the issuance of any securities, convertible or exchangeable, actually or contingently, into shares of its capital stock.

                  (b) Ownership of Pledged Collateral. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement.

                  (c) Perfection; Name; Locations. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and enforceable security interest in the Pledged Collateral, securing the payment of the Secured Obligations. Upon the delivery to Secured Party of stock certificates




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         representing the Pledged Shares and the filing of a UCC-1 Financing
         Statement naming Pledgor as debtor and Secured Party as secured party covering the Pledged Collateral in the office of the Secretary of State (or equivalent office) of Florida, the security interest created hereby shall constitute a perfected, first priority security interest upon the Pledged Collateral which shall be superior and prior to the rights of all third Persons now existing or hereafter arising. The chief executive office of Pledgor and the office where Pledgor keeps its books and records are located (and have been located for the past four months from the date hereof) at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134. The exact corporate name of Pledgor is Ramsay Educational Services, Inc.

                  (d) Description of Pledged Shares. Except as provided in the Loan Agreement, the Pledged Shares constitute all of the issued and outstanding shares of stock of The Rader Group, Inc., a Florida corporation, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

                  (e) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation U or X of the Board of Governors of the Federal Reserve System.

                  (f) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to Pledgor or the Pledged Collateral is accurate and complete in all material respects.

SECTION 5. TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL, ETC. Pledgor shall:

                  (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation;

                  (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares and any certificates or other instruments hereafter delivered which are described in Section 1(b);

                  (c) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and

                  (d) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any





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         judgment, writ or warrant of attachment entered or filed against
         Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

SECTION 6. FURTHER ASSURANCES; PLEDGE AMENDMENTS; COVENANTS.

         (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

         (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II annexed hereto (a "Pledge Amendment"), in respect of the additional certificates or instruments to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional certificates or instruments pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

         (c) Pledgor will give Agent thirty (30) days prior written notice of any change in Pledgor's name, identity or corporate structure.

         (d) Pledgor will give Agent thirty (30) days prior written notice of any change in the location of its chief executive office and will execute such documentation and take such actions as Agent deems necessary to perfect and protect the security interests granted hereby.

SECTION 7. VOTING RIGHTS; DIVIDENDS; ETC.

         (a) So long as no Event of Default shall have occurred and be continuing:

         (i) Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan and Security Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if Secured Parry shall have notified Pledgor that, in Secured Party's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof. It is understood, however, that neither (A) the voting by





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         Pledgor of any Pledged Shares for or Pledgor' s consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor's consent to or approval of any action otherwise permitted under this Agreement and under the Loan and Security
         Agreement shall be deemed inconsistent with the terms of this Agreement within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Secured Party.

                  (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, interest or other amounts paid in respect of the Pledged Collateral; provided, however, that any and all

                           (A) dividends and interest paid or payable other than
                  in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid, payable or otherwise distributed in
                  respect of principal or in redemption of or in exchange for any Pledged Collateral,

         shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements).

                  (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal, interest or other payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuation of an Event of Default:

                  (i) Upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other rights.

                  (ii) All rights of Pledgor to receive the payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such payments.



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                  (iii) All dividends, principal, interest and other payments which are received by Pledgor contrary to the provisions of paragraph
         (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

                  (c) In order to permit Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to
         Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other documentation as Secured Party may from time to time reasonably request. Without limiting the effect of the immediately preceding sentence, upon the occurrence and continuance of an Event of Default, Pledgor hereby grants to Secured Party an IRREVOCABLE PROXY to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), which proxy shall only terminate upon the payment in full of the Secured Obligations.

         SECTION 8. Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured Party as Pledgor' s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's reasonable discretion to take any action and to execute any instrument that Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

                  (b) after the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral which are of the type described in subsections 7(a)(ii)(A) through (C) and to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for any other type of money due and to become due under or in respect of any of the Pledged Collateral;

                  (c) after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect any instruments made payable to Pledgor representing any dividend, principal, interest or other payment or other distribution in respect of the Pledged Collateral of the type described in subsections 7(a)(ii)(A) through (C) or any part thereof and to give full discharge for the same and to receive, endorse and collect any instruments made payable to Pledgor representing any other type of dividend, principal, interest or other payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and






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                  (d) after the occurrence and during the continuance of an
         Event of Default, to file any other claims or take any other action or institute any other proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

         SECTION 9. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 13(b).

         SECTION 10. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property of a similar nature.

         SECTION 11. REMEDIES.

                  (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any





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         public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

                  (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Shares conducted without prior registration or qualification of such Pledged Shares under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Shares for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

                  (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Shares, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Shares which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         SECTION 12. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by Secured Party in accordance with the provisions of the Loan and Security Agreement.



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         SECTION 13. INDEMNITY AND EXPENSES.

                  (a) PLEDGOR AGREES TO INDEMNIFY SECURED PARTY FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES IN ANY WAY RELATING TO, GROWING OUT OF OR RESULTING FROM THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS AGREEMENT), EXCEPT TO THE EXTENT SUCH CLAIMS, LOSSES OR LIABILITIES RESULT SOLELY FROM SECURED PARTY'S GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BREACH OF THE TERMS HEREOF AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION.

                  (b) PLEDGOR WILL PAY TO SECURED PARTY UPON DEMAND THE AMOUNT OF ANY AND ALL COSTS AND EXPENSES, INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, THAT SECURED PARTY MAY INCUR IN CONNECTION WITH (I) THE ADMINISTRATION OF THIS AGREEMENT, (II) THE CUSTODY OR PRESERVATION OF, OR THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY OF THE PLEDGED COLLATERAL, (III) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS OF SECURED PARTY HEREUNDER, OR (IV) THE FAILURE BY PLEDGOR TO PERFORM OR OBSERVE ANY OF THE PROVISIONS HEREOF.

         SECTION 14. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Revolving Loan and Acquisition Loan Commitments, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), but subject to the provisions of the Loan and Security Agreement, any Lender may assign or otherwise transfer any Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Revolving Loan and Acquisition Loan Commitments, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of so much of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 15. SECURED PARTY AS AGENT. Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Loan and Security Agreement. Secured Party may resign and a successor Secured Party may be appointed in the manner provided with respect to the Agent in accordance with the provisions of the Loan and Security Agreement. Upon the acceptance of any appointment as Secured Party by a successor Secured Party, that successor Secured Party shall thereupon succeed to and become vested with all the rights,






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

powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Secured Party's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party.

         SECTION 16. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, or consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 17. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and given in accordance with the provisions of the Loan and Security Agreement.

         SECTION 18. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 19. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 20. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 21. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. Unless otherwise defined herein or in the Loan and Security Agreement, terms used in
Article 9 of the Uniform Commercial Code in the State of Texas are used herein as therein defined.

         SECTION 22. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                            (SIGNATURE PAGE FOLLOWS)


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



         IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        PLEDGOR/DEBTOR:

                                        RAMSAY EDUCATIONAL SERVICES, INC.,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                           Jorge Rico
                                           Vice President


                                        SECURED PARTY:

                                        FLEET CAPITAL CORPORATION, as Agent

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------








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